CLAYTON UTZ

Medallion Trust Series [_]
ISDA Master Agreement
(Interest Rate Swap Agreement)

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT [____________________________] ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference [__________________]

                                                                               i

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                             DATED AS OF [_] BETWEEN

                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
                               ABN 88 064 133 946
                                   ("MANAGER")

                                       AND

                         COMMONWEALTH BANK OF AUSTRALIA
                               ABN 48 123 123 124
                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                  AS TRUSTEE OF THE MEDALLION TRUST SERIES [_]
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS

(a)   "SPECIFIED ENTITY" in relation to

      (i)   Party A, is not applicable; and

      (ii)  Party B, is not applicable.

(b)   "SPECIFIED TRANSACTION" means - not applicable.

(c)   (i)   The following provisions of Section 5 will not apply to Party A:

            Section 5(a)(ii)
            Section 5(a)(iii)
            Section 5(a)(iv)
            Section 5(a)(v)
            Section 5(a)(vi)
            Section 5(a)(vii)
            Section 5(a)(viii)
            Section 5(b)(ii)
            Section 5(b)(iii)
            Section 5(b)(iv)

      (ii)  The following provisions of Section 5 will not apply to Party B:

            Section 5(a)(ii)
            Section 5(a)(iii)
            Section 5(a)(iv)
            Section 5(a)(v)
            Section 5(a)(vi)
            Section 5(a)(vii)
            Section 5(a)(viii)
            Section 5(b)(ii)
            Section 5(b)(iii)
            Section 5(b)(iv)

(d)   The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply.

(e)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement:

      (i)   A.   in respect of each Basis Swap, Loss will apply; and

            B.   in respect of each Fixed Rate Swap and the Interest Rate Basis
                 Cap (if any), Market Quotation will apply;

                                                                               1

      (ii)  A.   in respect of each Basis Swap, neither the First Method nor the Second Method will apply; and

            B.   in respect of each Fixed Rate Swap and the Interest Rate Basis
                 Cap (if any), the Second Method will apply; and

      (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

            "However in relation to a Terminated Transaction that is a Basis
            Swap, each party's Loss is deemed to be zero.".

(f)   "TERMINATION CURRENCY" means Australian dollars.

(g)   ADDITIONAL TERMINATION EVENT. The following is an Additional Termination
      Event in relation to which Party B is the only Affected Party and the
      Basis Swaps are the only Affected Transactions:

      If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swaps.

PART 2. TAX REPRESENTATIONS

(a)   PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement,
      Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
      Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

      (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

      (ii)  the satisfaction of the agreement contained in Section 4(a)(i) or
            4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i)
            or 4(a)(iii) of this Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement,
      Party A will and Party B will make the following representation:

      It is an Australian resident and does not derive the payments under this
      Agreement in part or whole in carrying on business in a country outside
      Australia at or through a permanent establishment of itself in that country.

                                                                               2

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)   TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO
DELIVER DOCUMENT               FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED
-------------------   ------------------------------------------   -----------------------------

Party A and Party B   Any document or certificate reasonably       On the earlier of (a)
                      required or reasonably requested by a        learning that such document
                      party in connection with its obligations     or certificate is required
                      to make a payment under this Agreement       and (b) as soon as reasonably
                      which would enable that party to make the    practicable following a
                      payment free from any deduction or           request by a party.
                      withholding for or on account of Tax or
                      which would reduce the rate at which
                      deduction or withholding for or on
                      account of Tax is applied to that payment.

(b)  OTHER DOCUMENTS TO BE DELIVERED ARE:

                                                                                                   COVERED BY
PARTY REQUIRED TO                                                                                 SECTION 3(D)
DELIVER DOCUMENT           FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED     REPRESENTATION
-------------------   -----------------------------------   ----------------------------------   --------------

Party A               A certificate from Party A (or, if    On execution and delivery of any           Yes
                      available, Party A's current          Confirmation unless that
                      authorised signature book)            certificate has already been
                      specifying the names, title and       supplied for that purpose and
                      specimen signatures of the            remains true and in effect and
                      Authorised Officers of Party A.       when the list is updated or upon
                                                            request.

Party A, Party B      A legal opinion as to the validity    On or at any time prior to the              No
and the Manager       and enforceability of that party's    Closing Date.
                      obligations under this Agreement in
                      form and substance (and issued by
                      legal counsel) reasonably
                      acceptable to the other party.

The Manager           A copy (certified by the Manager)     Not less than 5 Business Days (or          Yes
                      of the Credit Support Document and    such lesser period as Party A
                      (without limiting any obligation      agrees to) before the Trade Date
                      Party B may have under the terms      of the first occurring Transaction
                      of the Credit Support Document to     and in the case of any amending
                      notify Party A of amendments) a       documents entered into subsequent
                      copy (certified by the Manager) of    to that date, promptly after each
                      any document that amends in any       amending document (if any) has
                      way the terms of the Credit           been entered into.
                      Support Document.

                                                                               3

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to PARTY A:

          Address:         Commonwealth Bank of Australia
                           Level 1
                           48 Martin Place
                           Sydney NSW 2000
                           AUSTRALIA

          Attention:       Manager, Securitisation

          Facsimile No.:   612 9378 2481

     Address for notices or communications to PARTY B:

          Address:         Perpetual Trustee Company Limited
                           Level 12
                           123 Pitt Street
                           Sydney NSW 2000
                           AUSTRALIA

          Attention:       Manager, Securitisation Services

          Facsimile No.:   612 9221 7870

     Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

          Address:         Securitisation Advisory Services Pty. Limited
                           Level 7
                           48 Martin Place
                           Sydney NSW 2000
                           AUSTRALIA

          Attention:       Manager, Securitisation

          Facsimile No.:   612 9378 2481

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent - Not Applicable

     Party B appoints as its Process Agent - Not Applicable

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement.

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

                                                                               4

(e)   CALCULATION AGENT. The Calculation Agent is the Manager.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      (i)  in relation to Party A: Nil;

      (ii) in relation to Party B: the Security Trust Deed.

(g)   CREDIT SUPPORT PROVIDER.

      (i)  In relation to Party A: Not Applicable.

      (ii) In relation to Party B: Not Applicable.

(h)   GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and
      Section 13(b)(i) is deleted and replaced by the following:

      "(i) submits to the non-exclusive jurisdiction of the courts of the
           Australian Capital Territory and courts of appeal from them; and".

      (i)  NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this
           Agreement will apply in respect of all Transactions.

(j)   "AFFILIATE" will have the meaning specified in Section 14 of this
      Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS.

(1)   PAYMENTS: In Section 2:

      (a)  In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

           "Unless specified otherwise in this Agreement, payments under this
           Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant
           Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

      (b)  Insert a new paragraph (iv) in Section 2(a) immediately after Section
           2(a)(iii) as follows:

           "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) and Section 2(e)
                 of this Agreement and has no future payment obligations,
                 whether absolute or contingent under Section 2(a)(i) or Section
                 2(e).".

      (c)  Add the following new sentence to Section 2(b):

           "Each new account so designated will be in the same tax jurisdiction as the original account.".

      (d)  In Section 2(c) insert the following words at the end of the first paragraph:

           "Subject to Section 2(f), the aggregate amount that would otherwise be payable will

                                                                               5

           not take into account amounts due on that Payment Date pursuant to
           Sections 2(g), 17, 18 or 19.".

      (e)  Delete Section 2(d)(i)(4) in its entirety.

      (f)  In Section 2(d)(ii)(1) delete the following where they appear:

           "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

      (g)  Insert new Sections 2(f) and 2(g) as follows:

           "(f) If on a Payment Date an amount would otherwise be payable by
                Party A pursuant to Section 2(c):

                 (i)  in respect of a Fixed Rate Swap, then such amount will, unless otherwise agreed between Party A and Party B, be
                      satisfied in part, or whole, from the then Fixed Rate
                      Prepayment Balance; and

                 (ii) in respect of a Basis Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Basis Prepayment Balance.

           (g)   On each Payment Date that a Fixed Rate Swap is existing:

                 (i)  Party B will pay Party A any Break Costs determined by the
                      Manager on the preceding Determination Date in accordance
                      with the Series Supplement."

(2)   REPRESENTATIONS: In Section 3:

      (a)  Section 3(a)(v) is amended by inserting immediately after the words
           "creditors' rights generally" the following:

           "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the Reserve
           Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959
           (Cth))."

      (b)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other parties on the date on which it enters into a
           Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
           Transaction):

           (i)   NON-RELIANCE. It is acting for its own account (in the case of
                 Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as
                 investment advice or as a recommendation to enter into that
                 Transaction; it being understood that information and
                 explanations related to the terms and conditions of a
                 Transaction will not be considered investment advice or a
                 recommendation to enter into that Transaction. No communication
                 (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                                                                               6

           (ii)  EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent
                 professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

           (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

      (c)  After "Section 3(f)" in line 2 insert ",3(g), 3(h) and 3(i)".

      (d)  Insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

           "(g)  SERIES TRUST: By Party B, in respect of Party B only:

                (i)   TRUST VALIDLY CREATED. The Series Trust has been validly
                      created and is in existence at the date of this Agreement.

                (ii)  SOLE TRUSTEE. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the
                      Series Trust.

                (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or
                      direction or notice has been given, removing it as trustee of the Series Trust.

                (iv)  POWER. It has power under the Master Trust Deed to:

                      (A)  enter into this Agreement and the Credit Support
                           Documents in its capacity as trustee of the Series
                           Trust; and

                      (B)  mortgage or charge the Assets of the Series Trust in
                           the manner provided in the Credit Support Document in
                           relation to Party B.

                (v)   GOOD TITLE. It is the lawful owner of the Assets of the
                      Series Trust and, subject only to the Credit Support
                      Document in relation to Party B and any Security Interest
                      permitted under the Credit Support Document in relation to
                      Party B, to the best of its knowledge without due enquiry, those Assets are free of all other Security Interests
                      (except for Party B's right of indemnity out of the Assets of the Series Trust).

           (h)   NON ASSIGNMENT. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this
                 Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support
                 Document specified in relation to Party B.

           (i)   CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by that party as principal and not otherwise.".

(3)   FAILURE TO PAY OR DELIVER: In Section 5(a)(i) delete the words "third
      Local" where they appear in line 3 and replace them with the word "tenth".

                                                                               7

(4)   TERMINATION: In Section 6:

      (i)   Add the following sentence at the end of the first paragraph of
            Section 6(b)(ii):

            "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement.".

      (ii)  Add the following sentence at the end of the second paragraph of
            Section 6(b)(ii):

            "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement).".

      (iii) Add the following sentence at the end of the last paragraph of
            Section 6(b)(ii):

            "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

      (iv)  Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)   FACSIMILE TRANSMISSION: In Section 12:

      (a)  delete the following words where they appear on lines 2 and 3 of
           Section 12(a):

           "(except that a notice or other communication under Section 5 or
           Section 6 may not be given by facsimile transmission or electronic messaging system)";

      (b)  replace Section 12(a)(iii) with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its
                 entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

      (c)  insert a new paragraph (vi) in Section 12(a) immediately after
           Section 12(a)(v) as follows:

           "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting.".

(6)   DEFINITIONS: In this Agreement, unless the contrary intention appears:

      (a)  MASTER TRUST DEED AND SERIES SUPPLEMENT: Subject to Part 5(6)(g) of
           this Schedule, unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the
           other hand), this Agreement prevails. Subject to Part 5(6)(g) of this
           Schedule, where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series
           Supplement prevails over the Master Trust Deed in respect of the
           Series Trust. Where words or phrases used but not

                                                                               8

           defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed)
           and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA
           Trust, as the context requires.

      (b)  TRUSTEE CAPACITY:

           (i)   a reference to Party B is a reference to Party B in its
                 capacity as trustee of the Series Trust only, and in no other capacity; and

           (ii)  a reference to the undertaking, assets, business or money of
                 Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i)
                 only.

      (c)  DEFINITIONS: in Section 14:

           (i)   replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL
                 BUSINESS DAY" with the following:

                 ""AFFECTED TRANSACTIONS" means, with respect to a Termination
                 Event:

                 (a)  where an Early Termination Date is designated pursuant to
                      Part 1(g) of the Schedule, each Basis Swap; and

                 (b)  where an Early Termination Date is designated following the occurrence of any other Termination Event, all
                      Transactions."; and

                 ""LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY".";
                 and

           (ii)  insert the following new definitions:

                 ""AMOUNTS OUTSTANDING" in relation to a Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

                 "BASIS PREPAYMENT BALANCE" means the amount then standing to the credit of the Collections Account in respect of prepayments by Party A pursuant to Sections 18(c) or (d) and which has not been utilised pursuant to Section 2(f)(ii).

                 "BASIS SWAP" means

                 (a)  when designated "Monthly", the Transaction entered into between Party A, Party B and the Manager on the terms
                      specified in the form of the Confirmation set out in
                      Annexure 1A (or as otherwise agreed between Party A, Party
                      B and the Manager); and

                 (b)  when designated "Quarterly" the Transaction entered into between Party A and party B and the Manager on the terms
                      specified in the form of Confirmation set out in Annexure
                      1B

                                                                               9

                      (or as otherwise agreed between Party A, party B and the
                      Manager),

                      (each a "BASIS SWAP" and together, the "BASIS SWAPS").

                 "BASIS SWAP AMOUNT" in relation to a Calculation Period means:

                 (a)  when designated "Monthly", the relevant monthly proportion of the aggregate Amounts Outstanding in relation to all
                      Mortgage Loans being charged a variable rate as certified
                      by the Manager to Party B at the opening of business on
                      the Determination Date falling within the relevant
                      preceding Calculation Period; and

                 (b)  when designated "Quarterly", the relevant quarterly
                      proportion of the aggregate Amounts Outstanding in
                      relation to all Mortgage Loans being charged a variable
                      rate as certified by the Manager to Party B at the opening of business on the Determination Date falling within the
                      relevant preceding Calculation Period.

                 "CONVERSION" means the conversion of a Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

                 "ELIGIBLE ACCOUNT" means an account in the name of Party B as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's, F1 by Fitch and A-1+ by Standard & Poor's and includes the Collections
                 Account to the extent that the holder of the Collections
                 Account is rated in this manner.

                 "END DATE" means the date on which a Mortgage Loan is to cease being charged interest at a fixed rate.

                 "FIXED INTEREST EARNED" in relation to a Monthly Distribution
                 Date, and the Monthly Swap Collection Period ending immediately prior to that Monthly Distribution Date, means the aggregate of:

                 (a)  all debit entries made during that Monthly Swap Collection
                      Period to the accounts established in the Servicer's
                      records for the Mortgage Loans forming part of the Assets
                      of the Series Trust representing interest charged at a
                      fixed rate (plus any interest off-set benefits in respect
                      of Mortgage Interest Saver Accounts which represents
                      amounts which, if not for the terms of the Mortgage
                      Interest Saver Accounts, would have been so debited during that Monthly Swap Collection Period to those accounts to
                      the extent paid by CBA pursuant to clause 15.4 of the
                      Series Supplement and deposited to the Collections Account prior to that Monthly Distribution Date); and

                 (b)  the aggregate, as at the close of business on the last day of that Monthly Swap Collection Period, of all accrued but not charged fixed rate interest on the Mortgage Loans
                      forming part of the Assets of the Series Trust less the
                      aggregate, as at the opening of business on the first day
                      of that Monthly Swap

                                                                              10

                      Collection Period, of all accrued but not charged fixed
                      rate interest on the Mortgage Loans forming part of the
                      Assets of the Series Trust.

                 "FIXED RATE PREPAYMENT BALANCE" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii), (b)(i), (e)(i) or
                 (g) and which has not been utilised pursuant to Section 2(f)(i)
                 or repaid to Party A pursuant to Sections 17(e)(ii) or (h).

                 "FIXED RATE SWAP AMOUNT" in relation to a Calculation Period means:

                 (a)  when designated "Monthly":

                      (i)  the relevant monthly proportion of the aggregate
                           Amounts Outstanding in relation to all Mortgage Loans
                           (excluding Mortgage Loans being charged a variable
                           rate) as certified by the Manager to Party B at the
                           opening of business on the Determination Date falling
                           within the relevant preceding Calculation Period;

                      (ii) less the Other Fixed Rate Swap Amount in relation to
                           the relevant Calculation Period; and

                 (b)  when designated "Quarterly":

                      (i)  the relevant quarterly proportion of the aggregate
                           Amounts Outstanding in relation to all Mortgage Loans
                           (excluding Mortgage Loans being charged a variable
                           rate) as certified by the Manager to Party B at the
                           opening of business on the Determination Date falling
                           within the relevant preceding Calculation Period;

                      (ii) less the Other Fixed Rate Swap Amount in relation to
                           the relevant Calculation Period.

                 "FIXED RATE SWAP" means:

                 (a)  when designated "Monthly", the Transaction entered into between Party A, Party B and the Manager on the terms
                      specified in the form of the Confirmation set out in
                      Annexure 2A (or as otherwise agreed between Party A, Party
                      B and the Manager); and

                 (b)  when designated "Quarterly" the Transaction entered into between Party A, Party B and the Manager on the terms
                      specified in Annexure 2B (or as otherwise agreed between
                      Party A, Party B and the Manager); and

                 (c)  and each Transaction entered into pursuant to Section 16 on the terms specified in Annexure 2C (or as otherwise
                      agreed between Party A, Party B and the Manager);

                 (each a "FIXED RATE SWAP" and together the "FIXED RATE SWAPS").

                                                                              11

                 "INTEREST RATE BASIS CAP" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

                 "MASTER TRUST DEED" means the Master Trust Deed dated 8 October
                 1997 between Party B (as Trustee) and the Manager, as amended from time to time.

                 "MONTHLY BASIS SWAP ADMINISTERED RATE" means, in relation to a
                 Monthly Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:

                                  MBSA                                          MBSA
        SII x [ ----------------------------------------------- ] + VCI x [ ------------ ]
                 MBSA + QBSA + MFRSA + QFRSA + MOFRSA + QOFRSA               MBSA + QBSA     365
MBSAR = ---------------------------------------------------------------------------------- x ---
                                               MBSA                                           NM

                 where:

                 MBSAR   means the Monthly Basis Swap Administered Rate in
                         relation to that Monthly Distribution Date;

                 SII     means the Short-Term Investment Income in relation to
                         that Monthly Distribution Date;

                 MBSA    means the Monthly Basis Swap Amount for the monthly
                         Calculation Period ending immediately before that
                         Monthly Distribution Date;

                 QBSA    means the Quarterly Basis Swap Amount for the quarterly
                         Calculation Period ending immediately before that
                         Monthly Distribution Date;

                 MFRSA   means the Monthly Fixed Rate Swap Amount for the
                         monthly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 QFRSA   means the Quarterly Fixed Rate Swap Amount for the
                         quarterly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 MOFRSA  means the Monthly Other Fixed Rate Swap Amount for the monthly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 QOFRSA  means the Quarterly Other Fixed Rate Swap Amount for the quarterly Calculation Period ending immediately
                         before that Monthly Distribution Date;

                 VCI     means the Variable Interest Earned in relation to the
                         Monthly Swap Collection Period ending immediately
                         before that Monthly Distribution Date; and

                 NM      means the number of days in the Monthly Swap Collection
                         Period ending immediately prior to that Monthly
                         Distribution Date.

                                                                              12

                 "MONTHLY FIXED SWAP ADMINISTERED RATE" means, in relation to a
                 Monthly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

                                 MFRSA + MOFRSA                                      MFRSA + MOFRSA
         SII x [ ----------------------------------------------- ] + FCI x [ -------------------------------- ]
                  MBSA + QBSA + MFSRA + QFRSA + MOFRSA + QOFRSA               MFRSA + MOFRSA + QFRSA + QOFRSA         365
MFSAR = [ ------------------------------------------------------------------------------------------------------- ] x ---
                                                MFRSA + MOFRSA                                                         NM

                 where:

                 MFSAR   means the Monthly Fixed Rate Swap Administered Rate in
                         relation to that Monthly Distribution Date;

                 SII     means the Short-Term Investment Income in relation to
                         that Monthly Distribution Date;

                 MFRSA   means the Monthly Fixed Rate Swap Amount for the
                         monthly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 MOFRSA  means the Monthly Other Fixed Rate Swap Amount for the monthly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 MBSA    means the Monthly Basis Swap Amount for the monthly
                         Calculation Period ending immediately before that
                         Monthly Distribution Date;

                 QBSA    means the Quarterly Basis Swap Amount for the quarterly
                         Calculation Period ending immediately before that
                         Monthly Distribution Date;

                 QFRSA   means the Quarterly Fixed Rate Swap Amount for the
                         quarterly Calculation Period ending immediately before
                         that Monthly Distribution Date;

                 QOFRSA  means the Quarterly Other Fixed Rate Swap Amount for the quarterly Calculation Period ending immediately
                         before that Monthly Distribution Date;

                 FCI     means the Fixed Interest Earned in relation to the
                         Monthly Swap Collection Period ending immediately
                         before that Monthly Distribution Date; and

                 NM      means the number of days in the Monthly Swap Collection
                         Period ending immediately prior to that Monthly
                         Distribution Date.

                 "MONTHLY WEIGHTED MARGIN" in relation to a Monthly Distribution
                 Date means the amount, expressed as a percentage, determined by the following calculation:

                       CA2             RB            SR
                 WM = (--- x CA2M) + (--- x RBM) + (--- x SRM)
                       TSA            TSA           TSA

                 where:

                                                                              13

                 WM   means the Weighted Margin in relation to that Monthly
                      Distribution Date

                 CA2  means the aggregate of the Invested Amounts of the Class
                      A-2 Notes on the Determination Date immediately preceding
                      that Monthly Distribution Date;

                 CA2M means the Issue Margin in respect of the Class A-2 Notes during the Accrual Period ending immediately prior to that
                      Monthly Distribution Date;

                 RB   means the aggregate of the Invested Amounts of the Redraw
                      Bonds on the Determination Date immediately preceding that
                      Monthly Distribution Date;

                 RBM  means the weighted average of the Issue Margins in respect of the Redraw Bonds outstanding on the Determination Date
                      immediately prior to that Monthly Distribution Date during the Accrual Period ending immediately prior to that
                      Monthly Distribution Date (based on the Invested Amounts
                      of those Redraw Bonds);

                 SR   means the Standby Redraw Facility Principal on the
                      Determination Date immediately preceding that Monthly
                      Distribution Date;

                 SRM  means the Drawdown Margin as defined in the Standby Redraw
                      Facility Agreement; and

                 TSA  means the sum of CA2, RB and SR.

                 "OTHER FIXED RATE SWAP AMOUNT" in relation to a Calculation
                 Period means:

                 (a)  when designated "Monthly", the relevant monthly proportion of the aggregate Amounts Outstanding as at the opening of
                      business on the Determination Date falling within the
                      preceding Calculation Period in relation to each Mortgage
                      Loan where one or more further Fixed Rate Swaps have been
                      entered into, and are then current, to hedge the interest
                      rate risk in respect of the Mortgage Loan pursuant to
                      Section 16(b);

                 (b)  when designated "Quarterly", the relevant quarterly
                      proportion of the aggregate Amounts Outstanding as at the
                      opening of business on the Determination Date falling
                      within the preceding Calculation Period in relation to
                      each Mortgage Loan where one or more further Fixed Rate
                      Swaps have been entered into, and are then current, to
                      hedge the interest rate risk in respect of the Mortgage
                      Loan pursuant to Section 16(b).

                 "OUTSTANDING INTEREST RATE SWAP PREPAYMENT AMOUNT" means the sum of the then Basis Prepayment Balance and the then Fixed
                 Rate Prepayment Balance.

                                                                              14

                 "PRESCRIBED RATINGS" means:

                 (a)  in respect of the Fixed Rate Swaps:

                      (i)  a long term rating of A2 and a short term rating of
                           P-1 or higher by Moody's;

                      (ii) a long term rating of A and a short term rating of at least F1 by Fitch; and

                      (iii) a short term rating of A-1 by S & P; and

                 (b)  in respect of the Basis Swaps:

                      (i)  a short term rating of P-1 and a long term rating of
                           A2 by Moody's;

                      (ii) a long term rating of A and a short term rating of at least F1 by Fitch; and

                      (iii) a short term rating of A-1 by S&P.

                 "QUARTERLY BASIS SWAP ADMINISTERED RATE" means in relation to a
                 Quarterly Distribution Date the amount determined in accordance with the following calculation and expressed as a percentage:

                 QBSAR   = [(CQVCI + (CQBSII x QBSS) - CQMBSP) / QBSA] x 365 /
                         NQ

                 QBSAR   means the Quarterly Basis Swap Administered Rate in
                         relation to the Quarterly Distribution Date;

                 QBSA    means the Quarterly Basis Swap Amount for the quarterly
                         Calculation Period ending immediately before that
                         Quarterly Distribution Date;

                 NQ      means the number of days in the Quarterly Swap
                         Collection Period ending immediately before that
                         Quarterly Distribution Date;

                 CQVCI   means the sum of the Variable Interest Earned in
                         respect of the Monthly Swap Collection Period ending
                         immediately before each Monthly Distribution Date since
                         the previous Quarterly Distribution Date;

                 CQBSII  means the sum of the Short-Term Investment Income in respect of each Monthly Distribution Date since the
                         previous Quarterly Distribution Date;

                         QBSS    means the Quarterly Basis Swap Share determined
                                 in accordance with the following calculation
                                 and expressed as a percentage:

                         QBSS    = QBSA / (QBSA + QFRSA + QOFRSA)

                         where:

                         QBSA    means the Quarterly Basis Swap Amount for the
                                 quarterly Calculation Period ending

                                                                              15

                                 immediately before that Quarterly Distribution
                                 Date;

                         QFRSA   means the Quarterly Fixed Rate Swap Amount for
                                 the quarterly Calculation Period ending
                                 immediately before that Quarterly Distribution
                                 Date;

                         QOFRSA  means the Quarterly Other Fixed Rate Swap
                                 Amount for the quarterly Calculation Period
                                 ending immediately before that Quarterly
                                 Distribution Date;

                 CQMBSP  means the sum of the Floating Amounts paid to Party A under the Monthly Basis Swap on each Monthly
                         Distribution Date since the previous Quarterly
                         Distribution Date.

                 "QUARTERLY FIXED SWAP ADMINISTERED RATE" means in relation to a
                 Quarterly Distribution Date the amount determined in accordance with the following calculation and expressed as a percentage:

                 QFRSAR  = [(CQFCI + (CQFRSII x QFRSS) - CQMFRSP) / QFRSA] x 365 / NQ

                 where:

                 QFSAR   means the Quarterly Fixed Swap Administration Rate in
                         relation to that Quarterly Distribution Date;

                 QFRSA   means Quarterly Fixed Rate Swap Amount for the
                         quarterly Calculation period ending immediately
                         preceding that Quarterly Distribution Date;

                 NQ      means the number of days in the Quarterly Swap
                         Collection Period ending immediately before that
                         Quarterly Distribution Date;

                 CQFCI   means the sum of the Fixed Interest Earned in respect
                         of the Monthly Swap Collection Period ending
                         immediately before each Monthly Distribution Date since
                         the previous Quarterly Distribution Date;

                 CQFRSII means the sum of the Short-Term Investment Income in respect of each Monthly Distribution Date since the
                         previous Quarterly Distribution Date;

                 QFRSS   means the Quarterly Fixed Rate Swap Share determined in
                         accordance with the following calculation and expressed
                         as a percentage:

                         QFRSS   = (QFRSA + QOFRSA) / (QBSA + QFRSA + QOFRSA)

                         where:

                         QFRSA   means the Quarterly Fixed Rate Swap Amount for
                                 the quarterly Calculation Period ending
                                 immediately before that Quarterly Distribution
                                 Date;

                                                                              16

                         QOFRSA  means the Quarterly Other Fixed Rate Swap
                                 Amount for the quarterly Calculation Period
                                 ending immediately preceding that Quarterly
                                 Distribution Date;

                 CQMFRSP means the sum of the Fixed Amounts paid to Party A under the Monthly Basis Swap in respect of each Payment
                         Date since the previous Quarterly Distribution Date.

                 "QUARTERLY WEIGHTED MARGIN" in relation to a Monthly
                 Distribution Date means the amount, expressed as a percentage, determined by the following calculation:

                            CAI            CA3            CB
                 WM      = (--- x CAIM) + (--- x CA3M) + (--- x CBM)
                            TSA            TSA            TSA

                 where:

                 WM      means the Weighted Margin in relation to that Monthly
                         Distribution Date;

                 CA1     means the A$ Equivalent of the aggregate Invested
                         Amounts of the Class A-1 Notes on the Determination
                         Date immediately preceding that Monthly Distribution
                         Date;

                 CA1M    means the Spread specified in paragraph 5.2 of the
                         confirmations for the Class A-1 Currency Swap on that
                         Monthly Distribution Date;

                 CA3     means the A$ Equivalent of the aggregate Invested
                         Amounts of the Class A-3 Notes on the Determination
                         Date immediately preceding that Monthly Distribution
                         Date;

                 CA3M    means the Spread specified in paragraph 5.2 of the
                         confirmations for the Class A-3 Currency Swap on that
                         Monthly Distribution Date;

                 CB      means the aggregate of the Invested Amounts of the
                         Class B Notes on the Determination Date immediately
                         preceding that Monthly Distribution Date;

                 CBA     means the Issue Margin in respect of the Class B Notes;
                         and

                 TSA     means the sum of CA1, CA3 and CB.

                 "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Agreement between Party A, Party B,
                 Homepath Pty Limited ABN 35 081 986 530 and the Manager.

                 "SERIES TRUST" means the Medallion Trust Series [_] constituted by the Master Trust Deed and the Series Supplement.

                 "SHORT-TERM INVESTMENT INCOME" in relation to a Monthly
                 Distribution Date means interest and other income received by
                 Party B during the Collection Period immediately preceding that
                 Monthly Distribution Date in respect of:

                                                                              17

                 (a)     the moneys standing to the credit of the Collections
                         Account (other than interest earned on the Collections
                         Account during the Collections Period in respect of the
                         Cash Advance Deposit, the Seller Deposit or the
                         Interest Rate Swap Provider Deposit as calculated,
                         respectively, in accordance with clauses 8.6 and 8.8 of
                         the Series Supplement);

                 (b)     amounts representing interest paid by the Servicer
                         pursuant to clause 22.5 of the Series Supplement; and

                 (c)     Authorised Short-Term Investments held by the Series
                         Trust (whether or not reinvested).

                 "SWAP COLLECTION PERIOD" means:

                 (a)     when designated "Monthly":

                         (i)     the period commencing on (and including) the
                                 Closing Date and ending on (but excluding) the
                                 Determination Date immediately preceding the
                                 first Monthly Distribution Date; and

                         (ii)    with respect to each subsequent Determination
                                 Date immediately preceding a Monthly
                                 Distribution Date, the period commencing on
                                 (and including) the previous Determination Date
                                 and ending on (but excluding) that
                                 Determination Date; and

                 (b)     when designated "Quarterly":

                         (i)     the period commencing on (and including) the
                                 Closing Date and ending on (but excluding) the
                                 Determination Date immediately preceding the
                                 first Quarterly Distribution Date; and

                         (ii)    with respect to each subsequent Determination
                                 Date immediately preceding a Quarterly
                                 Distribution Date, the period commencing on
                                 (and including) the previous Determination Date
                                 immediately preceding a Quarterly Distribution
                                 Date and ending on (but excluding) that
                                 Determination Date.

                 "VARIABLE INTEREST EARNED" in relation to a Monthly
                 Distribution Date, and the Monthly Swap Collection Period
                 ending immediately prior to that Monthly Distribution Date, means the aggregate of:

                 (a)     all debit entries made during that Monthly Swap
                         Collection Period to the accounts established in the
                         Servicer's records for the Mortgage Loans forming part
                         of the Assets of the Series Trust representing interest
                         charged at a variable rate (plus any interest off-set
                         benefits in respect of Mortgage Interest Saver Accounts
                         which represents amounts which, if not for the terms of
                         the Mortgage Interest Saver Accounts, would have been
                         so debited during that Monthly Swap Collection Period
                         to those accounts to the extent paid by CBA pursuant to
                         clause 15.4 of the Series Supplement and deposited to
                         the

                                                                              18

                         Collections Account prior to that Monthly Distribution
                         Date); and

                 (b)     the aggregate, as at the close of business on the last
                         day of that Monthly Swap Collection Period, of all
                         accrued but not charged variable rate interest on the
                         Mortgage Loans forming part of the Assets of the Series
                         Trust less the aggregate, as at the opening of business
                         on the first day of that Monthly Swap Collection
                         Period, of all accrued but not charged variable rate
                         interest on the Mortgage Loans forming part of the
                         Assets of the Series Trust.

      (d)  INTERPRETATION:

           (i)   references to time are references to Sydney time;

           (ii)  a reference to "WILFUL DEFAULT" in relation to Party B means, subject to Part 5(6)(d)(iii) of this Schedule, any wilful
                 failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                 A.   1)   arises as a result of a breach of a Transaction
                           Document by a person other than Party B or other than
                           any other person referred to in Part 5(6)(d)(iii) of
                           this Schedule; and

                      2)   the performance of the action (the non-performance of
                           which gave rise to such breach) is a precondition to
                           Party B performing the said obligation;

                 B.   as in accordance with a lawful court order or direction or is otherwise required by law; or

                 C.   is in accordance with any proper instruction or direction
                      of:

                      1)   the Secured Creditors given at a meeting (or deemed
                           meeting) of Secured Creditors convened under the
                           Security Trust Deed; or

                      2)   the Investors given at a meeting convened under the
                           Master Trust Deed;

           (iii) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of
                 Party B means the fraud, negligence or wilful default of Party
                 B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

           (iv)  a reference to "NEITHER PARTY" will be construed as a reference to "NO PARTY"; and

           (v)   a reference to "OTHER PARTY" will be construed as a reference to "OTHER PARTIES".

      (e)  ISDA DEFINITIONS: The 2000 ISDA Definitions and the Annex to the 2000
           ISDA Definitions, each as published by the International Swaps and
           Derivatives

                                                                              19

           Association, Inc ("ISDA") (the "2000 ISDA DEFINITIONS") as at the
           date of this Agreement are incorporated into this Agreement and each
           Confirmation.

      (f)  INCONSISTENCY: Subject to Part 5(6)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

           (i)   any Confirmation;
           (ii)  the Series Supplement;
           (iii) the Master Trust Deed;
           (iv)  this Agreement; and
           (v)   the 2000 ISDA Definitions.

      (g)  INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
           PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision
           (as the case may be) will be of no effect for the purposes of this
           Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)   LIMITATION OF LIABILITY: Insert the following Section 15, after Section
      14:

      "15. Party B's Limitation of Liability

      (a)  (LIMITATION ON PARTY B'S LIABILITY): Party B enters into this
           Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than
           Section 15(c)) and extends to all liabilities and obligations of
           Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this
           Agreement.

      (b)  (CLAIMS AGAINST PARTY B): The parties other than Party B may not sue
           Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series
           Trust).

      (c)  (BREACH OF TRUST): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series
           Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

      (d)  (ACTS OR OMISSIONS): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of
           Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this

                                                                              20

           Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section
           15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any
           Transaction Document) to fulfil its obligations relating to the
           Series Trust or by any other act or omission of a Relevant Party or any other such person.

      (e)  (NO AUTHORITY): No attorney, agent, receiver or receiver and manager appointed in accordance with any Transaction Document has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the purposes of Section 15(c).

      (f)  (NO OBLIGATION): Party B is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document
           (including incur any further liability) unless Party B's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.".

(8)   MONTHLY SWAP STATEMENT: Prior to each Monthly Distribution Date the
      Manager will prepare and deliver to Party A and Party B a monthly payment notice containing the information specified in Annexure 3 of this
      Agreement.

(9)   FURTHER ASSURANCES: Each party will, upon request by the other party (the
      "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master
      Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this
      Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10)  INTEREST RATE SWAP AGREEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an
      Interest Rate Swap Agreement and Party A is an Interest Rate Swap
      Provider.

(11)  PROCEDURES FOR ENTERING INTO TRANSACTIONS:

      (a)  For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager two
           Confirmations substantially in the form set out in Annexure 1 and 2 respectively (or in such other form as may be agreed between Party A,
           Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

      (b)  Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12)  AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any
      Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)  RECORDED CONVERSATIONS: Each party:

      (a)  consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

                                                                              21

      (b)  will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

      (c)  acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

      (d)  acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14)  FURTHER FIXED RATE SWAPS AND DOWNGRADING OF PARTY A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

      "16. FURTHER FIXED RATE SWAPS

           (a)   If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to enter into a Fixed Rate Swap in accordance with this Section 16 for a maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swap if the calculation of the
                 Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

           (b)   If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a
                 Conversion, each such further Fixed Rate Swap must:

                 (i)  (NOTIONAL AMOUNT): have a Notional Amount for each
                      Calculation Period at least equal to the aggregate Amounts
                      Outstanding as at the first day of the relevant
                      Calculation Period in relation to the Mortgage Loans the
                      subject of the Conversion which have the same fixed rate
                      and End Date;

                 (ii) (EFFECTIVE DATE): have as an Effective Date the Monthly
                      Distribution Date immediately following the last day of
                      the Monthly Swap Collection Period in which the Conversion occurs;

                 (iii) (TERMINATION DATE): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date unless the Rating Agencies confirm that entering into the Fixed
                      Rate Swap for a longer period will not result in a
                      reduction, qualification or withdrawal of the credit
                      ratings then assigned by them to the Securities; and

                 (iv) (CONFIRMATION): in all other respects be confirmed as a
                      Fixed Rate Swap in accordance with this Agreement and the
                      sample Confirmation for Fixed Rate Swaps set out in
                      Annexure 2 to this Agreement.

           The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the
           Weighted Margin in respect of the relevant Monthly Distribution Date plus [_]% per annum.

                                                                              22

      17.  RATINGS DOWNGRADE OF PARTY A - FIXED RATE SWAPS: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency,
           Party A does not have the Prescribed Ratings in relation to the Fixed
           Rate Swaps:

           (a)   (ACTION BY PARTY A): Party A must:

                 (i)  within 30 Business Days of Party A ceasing to have such
                      Prescribed Ratings if and while Party A has a long term
                      credit rating of at least A3 by Moody's, a short term
                      credit rating of at least F2 by Fitch or a long term
                      credit rating of at least BBB+ by Fitch; or

                 (ii) otherwise, and if sooner, within 5 Business Days of Party
                      A ceasing to have a long term credit rating of at least A3 by Moody's, a short term credit rating of at least F2 by
                      Fitch or a long term credit rating of at least BBB+ by
                      Fitch,

                 (or such greater period as is agreed to in writing by the
                 Rating Agencies), at its cost alone and at its election
                 (subject to this Section 17(a)):

                 (iii) lodge in an Eligible Account as a prepayment of its
                      obligations in respect of the Fixed Rate Swaps an amount
                      equal to the Fixed Rate Prepayment Amount as defined in
                      Section 17(b);

                 (iv) enter into an agreement novating its rights and
                      obligations under this Agreement in respect of the Fixed
                      Rate Swaps to a replacement counterparty acceptable to the
                      Manager and which the Rating Agencies confirm in writing
                      will not result in a reduction, qualification or
                      withdrawal of the credit ratings then assigned by them to
                      the Securities; or

                 (v)  enter into such other arrangements in respect of all Fixed
                      Rate Swaps which are satisfactory to the Manager and which the Rating Agencies confirm in writing will not result in
                      a reduction, qualification or withdrawal of the credit
                      ratings then assigned by them to the Securities,

                 provided that Party A may not elect to lodge the amounts under
                 Section 17(a)(iii) if and while it ceases to have a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch

           (b)   (FIXED RATE PREPAYMENT AMOUNT): For the purposes of this
                 Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

                 (i)  where Party A does not have the Prescribed Rating in
                      respect of the Fixed Rate Swap from each of Moody's and
                      Fitch, an amount acceptable to each of Moody's and Fitch
                      and sufficient to maintain the credit ratings assigned to
                      the Securities by each of Moody's and Fitch immediately
                      prior to the review of Party A's credit rating; and

                 (ii) where Party A does not have the Prescribed Rating in
                      respect of the Fixed Rate Swap from S&P, the greater of:

                      A.   zero;

                                                                              23

                    B.   CR; and

                    C.   the net amount (if any) as determined by the Manager
                         that is expected to be due by Party A to Party B in
                         respect of the Fixed Rate Swap on the immediately
                         following Monthly Distribution Date (calculated on the
                         basis that there will be no prepayments made by the
                         Mortgagors under the Mortgage Loans then being charged
                         interest at a fixed rate and no conversion of the
                         interest rate payable under any Mortgage Loan from a
                         fixed rate to a variable rate or from a variable rate
                         to a fixed rate during the relevant Monthly Swap
                         Collection Period).

                    Where:

                                   CR = MM + V

                    "MM" means the aggregate of the mark-to-market value
                    (whether positive or negative) of all Fixed Rate Swaps
                    determined in accordance with Section 17(c) no earlier than
                    3 Business Days prior to the date that the Fixed Rate
                    Prepayment Amount is lodged.

                    "V" means the volatility buffer, being the value calculated by multiplying the aggregate Notional Amounts (as defined in the relevant Confirmations) of the Fixed Rate Swaps at the most recent Monthly Distribution Date by the relevant
                    percentage obtained from the following table:

COUNTERPARTY   MATURITIES UP TO 5   MATURITIES UP TO 10   MATURITIES GREATER
   RATING             YEARS                YEARS             THAN 10 YEARS
------------   ------------------   -------------------   ------------------
A-2                  [___]%                [___]%               [___]%
A-3                  [___]%                [___]%               [___]%
BB+ or lower         [___]%                [___]%               [___]%

          (c)  (MARK TO MARKET VALUE): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from
               counterparties with the Prescribed Ratings willing to provide the
               Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a
               negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

          (d)  (RECALCULATION): Party A must recalculate the Fixed Rate
               Prepayment Amount (including the CR and the mark-to-market value)
               on a weekly basis. If:

               (i)  the recalculated Fixed Rate Prepayment Amount is greater than the immediately preceding Fixed Rate Prepayment Amount,
                    Party A must make an additional prepayment in accordance
                    with Section 17(a)(iii) within 3 Business Days of such
                    recalculation so that the Fixed Rate Prepayment Balance

                                                                              24

                    equals the recalculated Fixed Rate Prepayment Amount; or

               (ii) the recalculated Fixed Rate Prepayment Amount is less than the immediately preceding Fixed Rate Prepayment Amount,
                    Party B must upon the direction of the Manager withdraw an amount from the Eligible Account referred to in Section
                    17(a)(iii) and pay it to Party A within 3 Business Days of receiving notice of such recalculation so that the remaining
                    Fixed Rate Prepayment Balance after such withdrawal equals the recalculated Fixed Rate Prepayment Amount.

          (e)  (INTEREST): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause 8.8 of the Series Supplement.

          (f)  (UTILISATION): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with Section
               2(f)(i) Party A must within 3 Business Days make an additional prepayment in accordance with Section 17(a)(iii) equal to the amount so applied.

          (g)  (REPAYMENT): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the direction of the
               Manager, repay to Party A the then Fixed Rate Prepayment Balance.

          (h)  (VARIATION OF MANNER OF SATISFACTION): Notwithstanding that Party
               A has elected to satisfy its obligations pursuant to this Section
               17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

     18.  DOWNGRADING OF PARTY A - BASIS SWAPS

          If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of a Basis Swap, Party A must:

          (a)  (30 BUSINESS DAYS): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch; or

          (b)  (5 BUSINESS DAYS): otherwise, and if sooner, within 5 Business
               Days of Party A ceasing to have a short term credit rating of at least P-1 by Moody's, a short term credit rating of at least F2 by Fitch or a long term credit rating of at least BBB+ by Fitch;

          (or such greater period as is agreed to in writing by Moody's) (the
          "POSTING PERIOD"), at its cost alone and at its election:

          (c)  (PREPAYMENT):

               (i)   on or before the last day of the Posting Period, pay to
                     Party B as a prepayment of its obligations under each Basis
                     Swap for the then Calculation Period, the relevant net
                     amount (if any) that is expected to be due by Party A to
                     Party B at the end of

                                                                              25

                     that  Calculation Period;

               (ii)  in the case of the Monthly Basis Swap, on each Monthly
                     Distribution Date which follows such prepayment, pay to
                     Party B as a prepayment of its obligations under the
                     Monthly Basis Swap for the Calculation Period commencing on each such Monthly Distribution Date, the net amount (if
                     any) that is expected to be due by Party A to Party B at
                     the end of that Calculation Period less any Monthly Basis
                     Swap prepayments relating to any prior Monthly Distribution
                     Date held in the Basis Prepayment Balance; and

               (iii) in the case of the Quarterly Basis Swap, on each Quarterly
                     Distribution Date which follows such prepayment, pay to
                     Party B as a prepayment of its obligations under the
                     Quarterly Basis Swap for the Calculation Period commencing on each such Quarterly Distribution Date, the net amount
                     (if any) that is expected to be due by Party A to Party B
                     at the end of that Calculation Period less any Quarterly
                     Basis Swap prepayments relating to any prior Quarterly
                     Distribution Date held in the Basis Prepayment Balance at
                     the end of that Quarterly Distribution Date,

               as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

          (d)  (OTHER ARRANGEMENTS): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or
               withdrawal of the credit ratings then assigned by them to the
               Securities. A prepayment on the first day of any Calculation
               Period by Party A under Section 18(c) will constitute a
               prepayment of Party A's payment obligations (to the extent thereof) in respect of each Basis Swap for the Calculation Period commencing on the relevant Monthly or Quarterly Distribution
               Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 18
               (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party
               B on any prepayment by Party A under this Section 18 in
               accordance with clause 8.8 of the Series Supplement.

     19.  SECURITIES REPAID

          On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and
          18 will cease and Party B must pay to Party A on that date the
          Outstanding Interest Rate Swap Prepayment Amount and interest on such payment."

(15) TRANSFER:

     Section 7 is replaced with:

                                                                              26

     "7.  ESSENTIAL TERM: TRANSFER

     (a)  Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

     (b)  Nothing in this Section 7:

          (i)  restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

          (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

          (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

          (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in
               relation to Party B,

          provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

     (c)  Each party acknowledges that the other party enters into this
          Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement
          (including each Transaction)."

(16) KNOWLEDGE OR AWARENESS

     Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body
     Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the
     Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(17) INTEREST RATE BASIS CAP

     The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

(18) AMENDMENT TO THIS AGREEMENT

     The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

                                                                              27

(19) KNOW YOUR CUSTOMER

     Subject to any confidentiality, privacy or general trust law obligations owed by Perpetual Trustee Company Limited to Noteholders and any applicable confidentiality or privacy laws, each party ("INFORMATION PROVIDER") agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the
     Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

(20) COMPLIANCE WITH REGULATION AB

     The Interest Rate Swap Provider acknowledges and agrees that to the extent it agrees with the Manager that the Interest Rate Swap Provider is
     "participating in the servicing function" in relation to the Series Trust within the meaning of Item 1122 of Regulation AB, clauses 16.31(b) and (d)
     of the Series Supplement will apply to this Agreement as if references to
     "the Servicer" in those clauses were references to the Interest Rate Swap
     Provider and the definition of "Subcontractor" in clause 1.1 of the Series
     Supplement will be construed accordingly.

                                                                              28

ANNEXURE 1A
FORM OF CONFIRMATION FOR MONTHLY BASIS SWAP - MEDALLION TRUST SERIES [_]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited    Securitisation Advisory Services Pty.
                                         Limited
    ABN 42 000 001 007                   ABN 88 064 133 946
    as trustee of the Series Trust       Level 7
    Level 12                             48 Martin Place
    123 Pitt Street                      SYDNEY NSW 2000
    SYDNEY NSW 2000
                                         Attention: Manager, Securitisation
    Attention: Manager, Securitisation

SWAP CONFIRMATION - MONTHLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [________], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:               [________]

TRADE DATE:                  [________]

EFFECTIVE DATE:              [________]

TERMINATION DATE:            Means the earlier of:

                             (a)  the Step-Up Date but only if :

                                  (i)  the Issue Margins (as defined in the
                                       Offered Note Conditions in respect of the
                                       Offered Notes) in respect of the Offered
                                       Notes and Class A-2 Notes increase as and
                                       from the Step-Up Date; and

                                  (ii) the weighted average Mortgage Rate
                                       applicable to the Mortgage Loans forming
                                       part of the Assets of the Series Trust
                                       which are charged interest at a variable
                                       rate is equal to or greater than the then
                                       Threshold Rate.

                             (b)  the date that all the Securities have been
                                  redeemed in

                                                                              29

                                  full; and

                             (c)  the Termination Date for the Series Trust,

                             subject to the Following Business Day Convention

NOTIONAL AMOUNT:             With respect to each monthly Calculation Period
                             means the Monthly Basis Swap Amount for that
                             monthly Calculation Period

FLOATING ADMINISTERED RATE
AMOUNTS:

   Floating Administered     Party B
   Rate Payer:

   Floating Administered     Each Monthly Distribution Date
   Rate Payer Payment
   Dates:

   Floating Rate Option:     Monthly Basis Swap Administered Rate in relation to
                             the relevant Monthly Distribution Date

   Floating Rate Day Count   Actual/365 (Fixed)
   Fraction:

FLOATING BBSW WEIGHTED
RATE AMOUNTS:

   Floating BBSW Rate        Party A
   Payer:

   Floating BBSW Rate        Each Monthly Distribution Date
   Payer Payment Dates:

   Floating Rate Option:     Bank Bill Rate for the Accrual Period corresponding
                             to the monthly Calculation Period

   Spread:                   Monthly Weighted Margin in respect of the relevant
                             Monthly Distribution Date plus [_____]% per annum

   Floating Rate Day Count   Actual/365 (Fixed)
   Fraction:

BUSINESS DAY:                Sydney

BUSINESS DAY CONVENTION:     Following

CALCULATION AGENT:           The Manager

OTHER PROVISIONS:            For the purposes of the Agreement, the Transaction
                             to which this Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              30

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000     COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion    ABN 48 123 123 124
Trust Series [___]

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)

Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)

Name:
      -------------------------------

Title:
       ------------------------------

                                                                              31

ANNEXURE 1B
FORM OF CONFIRMATION FOR QUARTERLY BASIS SWAP - MEDALLION TRUST SERIES [_]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited     Securitisation Advisory Services Pty.
    ABN 42 000 001 007                    Limited
    as trustee of the Series Trust        ABN 88 064 133 946
    Level 12                              Level 7
    123 Pitt Street                       48 Martin Place
    SYDNEY NSW 2000                       SYDNEY NSW 2000

    Attention: Manager, Securitisation    Attention: Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_], as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN 48 123
123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the Series
Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                   [_]

TRADE DATE:                      [_]

EFFECTIVE DATE:                  [_]

TERMINATION DATE:                Means the earlier of:

                                 (a)  the Step-Up Date but only if :

                                      (i)  the Issue Margins (as defined in the
                                           Offered Note Conditions in respect of
                                           the Offered Notes) in respect of the
                                           Offered Notes and Class A-2 Notes
                                           increase as and from the Step-Up
                                           Date; and

                                      (ii) the weighted average Mortgage Rate
                                           applicable to the Mortgage Loans
                                           forming part of the Assets of the
                                           Series Trust which are charged
                                           interest at a variable rate is equal
                                           to or greater than the then Threshold
                                           Rate.

                                 (b)  the date that all the Securities have been
                                      redeemed in

                                                                              32

                                      full; and

                                 (c)  the Termination Date for the Series Trust,

                                 subject to the Following Business Day
                                 Convention

NOTIONAL AMOUNT:                 With respect to each quarterly Calculation
                                 Period means the Quarterly Basis Swap Amount
                                 for that quarterly Calculation Period

FLOATING ADMINISTERED RATE
AMOUNTS:

   Floating Administered Rate    Party B
   Payer:

   Floating Administered Rate    Each Quarterly Distribution Date
   Payer Payment Dates:

   Floating Rate Option:         Quarterly Basis Swap Administered Rate in
                                 relation to the relevant Quarterly Distribution
                                 Date

   Floating Rate Day Count       Actual/365 (Fixed)
   Fraction:

FLOATING BBSW WEIGHTED RATE
AMOUNTS:

   Floating BBSW Rate Payer:     Party A

   Floating BBSW Rate Payer      Each Quarterly Distribution Date
   Payment Dates:

   Floating Rate Option:         Bank Bill Rate for the Accrual Period
                                 corresponding to the quarterly Calculation
                                 Period

   Spread:                       Quarterly Weighted Margin in respect of the
                                 relevant Quarterly Distribution Date plus [_]%
                                 per annum

   Floating Rate Day Count       Actual/365 (Fixed)
   Fraction:

BUSINESS DAY:                    Sydney

BUSINESS DAY CONVENTION:         Following

CALCULATION AGENT:               The Manager

OTHER PROVISIONS:                For the purposes of the Agreement, the
                                 Transaction to which this Confirmation relates
                                 is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

                                                                              33

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000     COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion    ABN 48 123 123 124
Trust Series [_]

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)
Name:
      -------------------------------
Title:
       ------------------------------

                                                                              34

ANNEXURE 2A
FORM OF CONFIRMATION FOR MONTHLY FIXED RATE SWAP - MEDALLION TRUST SERIES [_]

               [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited   Securitisation Advisory Services Pty.
    ABN 42 000 001 007                  Limited
    as trustee of the Series Trust      ABN 88 064 133 946
    Level 12                            Level 7
    123 Pitt Street                     48 Martin Place
    SYDNEY NSW 2000                     SYDNEY NSW 2000
                                        Attention: Manager, Securitisation

    Attention: Manager, Securitisation

SWAP CONFIRMATION - MONTHLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [__________], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of
Australia, ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as
trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services
Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                   [_____]

TRADE DATE:                      [_____]

EFFECTIVE DATE:                  [_____]

TERMINATION DATE:                Means the earlier of:

                                 (a)  the date that all the Securities
                                      have been redeemed in full; and

                                 (b)  the Termination Date for the Series
                                      Trust,

                                 subject to the Following Business Day
                                 Convention

NOTIONAL AMOUNT:                 With respect to each monthly Calculation
                                 Period means the Monthly Fixed Rate Swap
                                 Amount for that monthly Calculation
                                 Period

FIXED AMOUNTS:

   Fixed Rate Payer:             Party B

   Fixed Rate Payer Payment      Each Monthly Distribution Date

                                                                              35

   Dates:

   Fixed Rate::                  The Monthly Fixed Swap Administered Rate in
                                 relation to the relevant Monthly Distribution
                                 Date

   Fixed Rate Day Count          Actual/365 (Fixed)
   Fraction:

FLOATING AMOUNTS:

   Floating Rate Payer:          Party A

   Floating Rate Payer Payment   Each Monthly Distribution Date
   Dates:

   Floating Rate Option:         Bank Bill Rate for the Accrual Period
                                 corresponding to the monthly Calculation Period

   Spread:                       Monthly Weighted Margin in respect of the
                                 relevant Monthly Distribution Date plus [_]%
                                 per annum

   Floating Rate Day Count       Actual/365 (Fixed)
   Fraction:

BUSINESS DAY:                    Sydney

BUSINESS DAY CONVENTION:         Following

CALCULATION AGENT:               The Manager

OTHER PROVISIONS:                For the purposes of the Agreement, the
                                 Transaction to which this Confirmation relates
                                 is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series [_]

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                                                              36

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)
Name:
      -------------------------------
Title:
       ------------------------------

                                                                              37

ANNEXURE 2B
FORM OF CONFIRMATION FOR QUARTERLY FIXED RATE SWAP - MEDALLION TRUST SERIES [__]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO: Perpetual Trustee Company Limited     Securitisation Advisory Services Pty.
    ABN 42 000 001 007                    Limited
    as trustee of the Series Trust        ABN 88 064 133 946
    Level 12                              Level 7
    123 Pitt Street                       48 Martin Place
    SYDNEY NSW 2000                       SYDNEY NSW 2000
    Attention:  Manager, Securitisation   Attention:  Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [____], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                   [______________]

TRADE DATE:                      [______________]

EFFECTIVE DATE:                  [______________]

TERMINATION DATE:                Means the earlier of:

                                 (a)  the date that all the Securities have been
                                      redeemed in full; and

                                 (b)  the Termination Date for the Series Trust,

                                 subject to the Following Business Day
                                 Convention

NOTIONAL AMOUNT:                 With respect to each quarterly Calculation
                                 Period means the Quarterly Fixed Rate Swap
                                 Amount for that quarterly Calculation Period

FIXED AMOUNTS:

   Fixed Rate Payer:             Party B

   Fixed Rate Payer Payment      Each Quarterly Distribution Date

                                                                              38

   Dates:

   Fixed Rate:                   The Quarterly Fixed Swap Administered Rate in
                                 relation to the relevant Quarterly Distribution
                                 Date

   Fixed Rate Day Count          Actual/365 (Fixed)
   Fraction:

FLOATING AMOUNTS:

   Floating Rate Payer:          Party A

   Floating Rate Payer Payment   Each Quarterly Distribution Date
   Dates:

   Floating Rate Option:         Bank Bill Rate for the Accrual Period
                                 corresponding to the quarterly Calculation
                                 Period

   Spread:                       Quarterly Weighted Margin in respect of the
                                 relevant Quarterly Distribution Date plus [_]%
                                 per annum

   Floating Rate Day Count       Actual/365 (Fixed)
   Fraction:

BUSINESS DAY:                    Sydney

BUSINESS DAY CONVENTION:         Following

CALCULATION AGENT:               The Manager

OTHER PROVISIONS:                For the purposes of the Agreement, the
                                 Transaction to which this Confirmation relates
                                 is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series [_]

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                                                              39

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)
Name:
      -------------------------------
Title:
       ------------------------------

                                                                              40

ANNEXURE 2C
FORM OF CONFIRMATION FOR OTHER FIXED RATE SWAPS - MEDALLION TRUST SERIES [__]

                   [COMMONWEALTH BANK OF AUSTRALIA LETTERHEAD]

[DATE]

TO:  Perpetual Trustee Company Limited    Securitisation Advisory Services Pty.
     ABN 42 000 001 007                   Limited
     as trustee of the Series Trust       ABN 88 064 133 946
     Level 12                             Level 7
     123 Pitt Street                      48 Martin Place
     SYDNEY NSW 2000                      SYDNEY NSW 2000

                                          Attention:  Manager, Securitisation
     Attention: Manager, Securitisation

SWAP CONFIRMATION - OTHER FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [_____], as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                  [_____]

TRADE DATE:                     [_____]

EFFECTIVE DATE:                 [_____]

TERMINATION DATE:               Means the earlier of:

                                (a)  the date that all the Securities have been
                                     redeemed in full; and

                                (b)  the Termination Date for the Series Trust,

                                subject to the Following Business Day Convention

NOTIONAL AMOUNT:                With respect to each Calculation Period means
                                the Other Fixed Rate Swap Amount for that
                                Calculation Period

FIXED AMOUNTS:

   Fixed Rate Payer:            Party B

   Fixed Rate Payer Payment
   Dates:                       Each [Monthly/Quarterly] Distribution Date

                                                                             41

   Fixed Rate:                  The [Monthly/Quarterly] Fixed Swap Administered
                                Rate in relation to the relevant
                                [Monthly/Quarterly] Distribution Date

   Fixed Rate Day Count         Actual/365 (Fixed)
   Fraction:

FLOATING AMOUNTS:

   Floating Rate Payer:         Party A

   Floating Rate Payer Payment  Each [Monthly/Quarterly]Distribution Date
   Dates:

   Floating Rate Option:        Bank Bill Rate for the Accrual Period
                                corresponding to the [monthly/quarterly]
                                Calculation Period

   Spread:                      [Monthly/Quarterly]Weighted Margin in respect of
                                the relevant Distribution Date plus [__]% per
                                annum

   Floating Rate Day Count      Actual/365 (Fixed)
   Fraction:

BUSINESS DAY:                   Sydney

BUSINESS DAY CONVENTION:        Following

CALCULATION AGENT:              The Manager

OTHER PROVISIONS:               For the purposes of the Agreement, the
                                Transaction to which this Confirmation relates
                                is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL   SIGNED for and on behalf of COMMONWEALTH
TRUSTEE COMPANY LIMITED, ABN 42 000     BANK OF AUSTRALIA, ABN 48 123 123 124
001 007, as trustee of the Medallion
Trust Series [_____]

By:                                     By:
    ---------------------------------       ------------------------------------
    (Authorised Officer)                    (Authorised Officer)
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                                                              42

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)
Name:
      -------------------------------
Title:
       ------------------------------

                                                                              43

ANNEXURE 3
MONTHLY PAYMENT NOTICE - MEDALLION TRUST SERIES [__]

TO:     COMMONWEALTH BANK OF AUSTRALIA, ABN 48 123 123 124 ("PARTY A")

AND TO: PERPETUAL TRUSTEE COMPANY LIMITED, ABN 42 000 001 007, as trustee of the
        Series Trust, ("PARTY B")

FROM:   SECURITISATION ADVISORY SERVICES PTY. LIMITED, ABN 88 064 133 946 (the
        "MANAGER")

ISDA MASTER AGREEMENT dated [_____] between Party A, Party B and the Manager
(the "AGREEMENT")

Determination Date:

The Manager has determined and gives notice of the following:

1.   MONTHLY BASIS SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Basis Swap Administered Rate for the current Calculation
          Period just ended:

2.   MONTHLY FIXED RATE SWAPS

     (a)  Notional Amount for the current Calculation Period:

     (b)  Monthly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

3.   MONTHLY RATE SET

     One-month Bank Bill Rate for the current Calculation Period:

     Monthly Weighted Margin for the current Calculation Period:

4.   QUARTERLY BASIS SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Basis Swap Administered Rate for the current Calculation
          Period just ended:

5.   QUARTERLY FIXED RATE SWAPS (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Notional Amount for the current Calculation Period:

     (b)  Quarterly Fixed Rate Administered Rate for the current Calculation
          Period just ended:

6.   QUARTERLY RATE SET (ONLY ON A QUARTERLY DISTRIBUTION DATE)

     (a)  Three-month Bank Bill Rate for the current Calculation Period:

     (b)  Quarterly Weighted Margin for the current Calculation Period:

                                                                              44

7.   BREAK COSTS

     The Break Costs (if any) in respect of the Determination Date:

8.   NET AMOUNT

     (a)  Net amount due for payment by Party A on the immediately following
          Payment Date:

     (b)  Net amount due for payment by Party B on the immediately following
          Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES PTY.
LIMITED, ABN 88 064 133 946

By:
    ---------------------------------
    (Authorised Officer)
Name:
      -------------------------------
Title:
       ------------------------------

                                                                              45